                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                           Current Report Pursuant
                         to Section 13 or 15(d) of the
                            Securities Exchange Act


      Date of Report (Date of Earliest event reported):  January 18, 1995


                         SANTA FE PACIFIC CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


                1-8627                                   36-3258709
        (Commission File Number)                      (I.R.S. Employer
                                                     Identification No.)


1700 East Golf Road, Schaumburg, Illinois                60173-5860
 (Address of Principal Executive Offices)                (Zip Code)


                                (708) 995-6000
             (Registrant's Telephone Number, Including Area Code)


                               (Not Applicable)
        (Former Name or Former Address, If Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     Santa Fe Pacific Corporation issued a press release dated January 18, 1995 announcing its fourth quarter 1994 results, which press release is attached as
Exhibit 99.1 and is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits.

    (c) Exhibits:

    See Exhibit Index included herewith at E-1.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SANTA FE PACIFIC CORPORATION
                                           (Registrant)

Date: January 20, 1995                     By: /s/ Jeffrey R. Moreland
                                           ---------------------------
                                           (Signature)
                                           Jeffrey R. Moreland
                                           Vice President - Law
                                           and General Counsel

                                      -2-

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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
NUMBER      Description of Exhibit
- -------     ----------------------

99.1        Form of press release dated January 18, 1995.

                                      E-1